UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2024

ANTERO MIDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38075	61-1748605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 Per Share	AM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2024, the board of directors (the “Board”) of Antero Midstream Corporation (the “Company”) approved, subject to stockholder approval, the Amended and Restated Antero Midstream Corporation Long Term Incentive Plan (the “Amended AM LTIP”), to increase the number of shares of the Company’s common stock available for issuance under the Amended AM LTIP by 13,337,000 shares, extend the term of the Amended AM LTIP until June 5, 2034, adopt more conservative share recycling provisions with respect to options and stock appreciation rights, improve the clarity and precision of the director compensation limits, eliminate the ability to grant options and stock appreciation rights with an exercise price below the fair market value of Company common stock on the date of grant in the normal course, and make other minor clarifying changes. The additional shares of the Company’s common stock authorized to be delivered under the Amended AM LTIP will be registered pursuant to a registration statement on Form S-8.

As further described below under Item 5.07 of this Current Report on Form 8-K, on June 5, 2024, at the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”), the stockholders approved the Amended AM LTIP, and it became effective as of June 5, 2024.

The summary of the Amended AM LTIP in this Current Report on Form 8-K does not purport to be a complete description of all provisions of the Amended AM LTIP and is qualified in its entirety by reference to the full text of the Amended AM LTIP, which is filed herewith as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders were requested to (i) elect three Class II members of the Board to serve until the Company’s 2027 annual meeting of stockholders; (ii) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; (iii) approve, on an advisory basis, the compensation of the Company’s named executive officers; and (iv) approve the Amended AM LTIP. Each of these items is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 25, 2024.

The results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 – Election of Class II Directors: Votes regarding the persons elected as Class II directors were as follows:

Nominee	For	Withheld	Broker Non-Votes
Michael N. Kennedy	366,368,586	30,442,102	43,238,163
Brooks J. Klimley	313,892,164	82,918,524	43,238,163
John C. Mollenkopf	380,536,824	16,273,864	43,238,163

Proposal No. 2 — Ratification of the Appointment of KPMG LLP: The ratification of the appointment of KPMG LLP was approved as follows:

For	Against	Abstain
437,801,468	1,706,250	541,133

Proposal No. 3 — Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
305,267,478	90,557,832	985,378	43,238,163

Proposal No. 4 — Approval of the Amended AM LTIP: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
386,214,851	9,699,920	895,917	43,238,163

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Antero Midstream Corporation Long Term Incentive Plan, dated June 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO MIDSTREAM CORPORATION

	By:	/s/ Brendan E. Krueger
Brendan E. Krueger
Chief Financial Officer, Vice President –Finance and Treasurer

Dated: June 6, 2024